                                                                   Exhibit 99.98

                          ANRC AUTO OWNER TRUST 2000-A
                          ----------------------------
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                   COLLECTION PERIOD          34
SERVICER REPORT DATE: 11-Jun-03                    BEGINNING:           1-May-03
DISTRIBUTION DATE   : 16-Jun-03                    ENDING   :          31-May-03
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                       BEG PRINCIPAL    BEG PRINCIPAL     PRINCIPAL        INTEREST         TOTAL         END PRINCIPAL
                         BALANCE          BALANCE        DISTRIBUTION    DISTRIBUTION    DISTRIBUTION        BALANCE
------------------------------------------------------------------------------------------------------------------------
CLASS A-1 NOTES      $ 167,692,000.00  $          0.00              --   $       0.00               --   $          0.00
CLASS A-2 NOTES      $ 227,084,000.00  $          0.00  $         0.00   $       0.00               --   $          0.00
CLASS A-3 NOTES      $ 196,340,000.00  $          0.00  $         0.00   $       0.00               --   $          0.00
CLASS A-4 NOTES      $ 100,615,000.00  $ 89,637,614.17  $ 8,401,430.34   $ 534,090.78     8,935,521.12   $ 81,236,183.83
------------------------------------------------------------------------------------------------------------------------
  NOTE TOTALS        $ 691,731,000.00  $ 89,637,614.17  $ 8,401,430.34   $ 534,090.78   $ 8,935,521.12   $ 81,236,183.83
------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                           FACTOR INFORMATION PER $1,000

                             PRINCIPAL           INTEREST         END PRINCIPAL
                           DISTRIBUTION        DISTRIBUTION          BALANCE
-------------------------------------------------------------------------------
CLASS A-1 NOTES                      --                 --                   --
CLASS A-2 NOTES                      --                 --                   --
CLASS A-3 NOTES                      --                 --                   --
CLASS A-4 NOTES             83.50077364          5.30826203        807.39635074
-------------------------------------------------------------------------------
  NOTE TOTALS               83.50077364          5.30826203        807.39635074
-------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE
ADMINISTRATOR LISTED BELOW

Simon Gomez
AutoNation, Inc.
110 SE 6th Street
Ft. Lauderdale, FL 33301
954 769-7307

                          ANRC AUTO OWNER TRUST 2000-A
                          ----------------------------
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                   COLLECTION PERIOD          34
SERVICER RPT DATE: 11-Jun-03                       BEGINNING:           1-May-03
DISTRIBUTION DATE: 16-Jun-03                       ENDING   :          31-May-03
--------------------------------------------------------------------------------

I.    Note Distributable Amounts

                                                                     Prin(per$        Int(per$        Total(per$
                 Principal         Interest          Total           1000/orig)      1000/orig)       1000/orig)
               ----------------------------------------------------------------------------------------------------
CLASS A-1      $           --    $         --    $           --    $          --    $         --    $            --
CLASS A-2      $           --    $         --    $           --    $          --    $         --    $            --
CLASS A-3      $           --    $         --    $           --    $          --    $         --    $            --
CLASS A-4      $ 8,401,430.34    $ 534,090.78    $ 8,935,521.12    $ 83.50077364    $ 5.30826203    $   88.80903567
               ----------------------------------------------------------------------------------------------------
  TOTAL        $ 8,401,430.34    $ 534,090.78    $ 8,935,521.12    $ 83.50077364    $ 5.30826203    $   88.80903567
               ----------------------------------------------------------------------------------------------------

II.   Pool Balance at the end of the Collection Period         $  88,223,647.58

III.  Insurance Premium                                        $      12,524.00

IV.   Spread Account Balance
      (A)  Balance after Deposits/Withdrawals for
            prior Distribution Date                            $   3,493,592.32
      (B)  Balance after Deposits/Withdrawals for current
            Distribution Date                                  $   3,690,410.70

V.    Spread Account Required Amount                           $   3,493,592.32

VI.   Spread Account Withdrawals
      (A)  Withdrawal to make required payments under 4.03     $              0
      (B)  Withdrawal to reimburse Preference  Amounts
            (to Insurer)                                       $              0

VII.  Servicing Fee                                                  112,883.46

VIII. Owner Trustee Fees not paid by Servicer or from
       Available Funds                                         $              0

IX.   Indenture Trustee Fees not paid by Servicer or from
       Available Funds                                         $              0

X.    Available Funds                                          $   9,254,855.85

XI.   Insured Payment (if any)                                 $              0


XII.  Note Principal and Interest Carryover Shortfalls

                          Note Principal       Note Interest
                            Carryover            Carryover
                            Shortfall            Shortfall             Total
                          -----------------------------------------------------
      CLASS A-1           $         0.00       $        0.00       $       0.00
      CLASS A-2           $         0.00       $        0.00       $       0.00
      CLASS A-3           $         0.00       $        0.00       $       0.00
      CLASS A-4           $         0.00       $        0.00       $       0.00
                          -----------------------------------------------------
        TOTAL             $         0.00       $        0.00       $       0.00

XIII. Change in Note Principal and Interest Carryover
       Shortfalls from Prior Period


                            Current               Prior
                          Distribution         Distribution         Change in
                           Date Note            Date Note              Note
                           Principal            Principal           Principal
                           Carryover            Carryover           Carryover
                           Shortfall            Shortfall           Shortfall
                          -----------------------------------------------------
      CLASS A-1           $         0.00       $        0.00       $       0.00
      CLASS A-2           $         0.00       $        0.00       $       0.00
      CLASS A-3           $         0.00       $        0.00       $       0.00
      CLASS A-4           $         0.00       $        0.00       $       0.00
                          -----------------------------------------------------
        TOTAL             $         0.00       $        0.00       $       0.00

                            Prior                Current
                          Distribution         Distribution         Change in
                           Date Note            Date Note              Note
                           Interest             Interest            Interest
                           Carryover            Carryover           Carryover
                           Shortfall            Shortfall           Shortfall
                          -----------------------------------------------------
      CLASS A-1           $         0.00       $        0.00       $       0.00
      CLASS A-2           $         0.00       $        0.00       $       0.00
      CLASS A-3           $         0.00       $        0.00       $       0.00
      CLASS A-4           $         0.00       $        0.00       $       0.00
                          -----------------------------------------------------
        TOTAL             $         0.00       $        0.00       $       0.00

                          ANRC AUTO OWNER TRUST 2000-A
                          ----------------------------
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                        MONTHLY STATEMENT TO NOTEHOLDERS

--------------------------------------------------------------------------------
                                                   COLLECTION PERIOD          34
SERVICER RPT DATE: 11-Jun-03                       BEGINNING:           1-May-03
DISTRIBUTION DATE: 16-Jun-03                       ENDING   :          31-May-03
--------------------------------------------------------------------------------

IX.   Delinquency Ratio

      A.  Delinquency Statistics

         Days                               Outstanding              Past Due
      Delinquent          Units              Principal                 Amount
      -------------------------------------------------------------------------
        31- 60              567             3,246,403.24             396,339.09
        61- 90               65               388,724.48              65,078.71
        91- 120              25               128,535.52              31,958.55
         121+                 0                       --                     --
      -------------------------------------------------------------------------
         TOTAL              657             3,763,663.24             493,376.35

      B.  Delinquency Percentage

          (1)  Principal balance
                of delinquent contracts between
                30 and 120 days                                $   3,763,663.24
          (2)  Pool Principal Balance Beginning
                of Collection Period                           $  96,625,077.92
          (3)   Delinquency Percentage
                (Line 1/Line 2)                                            3.90%

X.    Principal Balance of repossessed
       Financed Vehicles in inventory              Units          Principal
                                                   -----       ----------------
                                                      --       $           0.00

XI.   Liquidation Proceeds received from
        Defaulted Contracts                                    $     253,911.58

                          ANRC AUTO OWNER TRUST 2000-A
                          ----------------------------
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:  11-Jun-03              COLLECTION PERIOD                  34
DISTRIBUTION DATE:  16-Jun-03              BEGINNING                    1-May-03
                                           ENDING                      31-May-03
--------------------------------------------------------------------------------

I.    POOL BALANCE CALCULATION:

      A.  Original Pool Balance                                  698,718,463.75
      B.  Beginning of Period Outstanding Pool Balance            96,625,077.92
      C.  Monthly Principal Amounts
          (1)  Monthly Scheduled Payments                          5,572,902.06
          (2)  Full Prepayments (excluding Purchased
                Receivables)                                       2,519,858.71
          (3)  Defaulted Contracts during period                     309,865.85
          (4)  Receivables becoming Purchased Receivables
                during period                                                --
          (5)  Other Receivables adjustments                          (1,196.28)
          Total Monthly Principal Amounts                          8,401,430.34
      D.  Total Monthly Payments allocable to Interest               900,459.95
      E.  End of period Outstanding Pool Balance                  88,223,647.58
      F.  Pool Factor                                                  0.126265

II.   OUTSTANDING PRINCIPAL BALANCE CALCULATION:

                                                              Class A-1    Class A-2    Class A-3      Class A-4
                                                              ---------    ---------    ---------    -------------
      A.  Beginning of period Outstanding
           Principal Balance                                         --           --           --    89,637,614.17
      B.  Noteholders' Principal Distributable Amount                --           --         0.00     8,401,430.34
      C.  Noteholders' Interest Distributable Amount                 --           --         0.00       534,090.78
                                                              ----------------------------------------------------
      D.  Note Distributable Amount                                  --           --           --     8,935,521.12
      E.  Note Principal Carryover Shortfall                          0            0            0                0
      F.  Note Interest Carryover Shortfall                           0            0            0                0
                                                                      0            0            0                0
      H.  End of period Outstanding Principal Balance                --           --           --    81,236,183.83

III.  RECONCILIATION OF COLLECTION AND PAYMENT ACCOUNTS

      A.  Available Funds in Collection Account:

          (1)  Monthly Scheduled Payments on Receivables
                during period  (including partial prepays)
               (a)  Principal                                      5,572,902.06
               (b)  Interest                                         879,743.78
          (2)  Full Prepayments collected during period
               (a)  Principal                                      2,428,140.77
               (b)  Interest                                          19,741.92
          (3)  Net Liquidation Proceeds collected
                during period                                  $     253,911.58
          (4)  Net Insurance Proceeds collected
                during period

                          ANRC AUTO OWNER TRUST 2000-A
                          ----------------------------
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:  11-Jun-03              COLLECTION PERIOD                  34
DISTRIBUTION DATE:  16-Jun-03              BEGINNING                    1-May-03
                                           ENDING                      31-May-03
--------------------------------------------------------------------------------

               (a)  Principal                                         91,717.94
               (b)  Interest                                             974.25
          (5)  Purchase Amounts deposited in Collection
                Account                                                       0
          (6)  Investment Earnings - Collection Account        $       7,723.55

          Total Available Funds in Collection Account              9,254,855.85

      B.  Available Funds in Payment Account:

          (1)  Available Funds transferred from
                Collection Account                             $   9,254,855.85
          (2)  Amount withdrawn from Spread Account
                and deposited to Payment Account               $             --
          (3)  Insured Payment deposited to Payment Account    $             --

          Total Available Funds in Payment Account             $   9,254,855.85

      C.  Distributions from Payment Account:

          (1)  Monthly Servicing Fee                                 112,883.46
          (2)  Unpaid Monthly Servicing Fee for
                Prior Collection Period                                       0
          (3)  Owner Trustee Fees (if paid from
                Available Funds)                                              0
          (4)  Indenture Trustee Fees (if paid
                from Available Funds)                                         0
          (5)  Insurance Premium                                      12,524.00

          (6)  Note Interest Distributable Amount
               (a)  Class A - 1                                              --
               (b)  Class A - 2                                              --
               (c)  Class A - 3                                              --
               (d)  Class A - 4                                      534,090.78
          (7)  Final Scheduled Distribution Date
                Note Principal
                Distributable Amount
               (a)  Class A - 1                                               0
               (b)  Class A - 2                                               0
               (c)  Class A - 3                                               0
               (d)  Class A - 4                                               0
          (8)  Note Principal Distributable Amount
               (a)  Class A - 1                                              --
               (b)  Class A - 2                                              --
               (c)  Class A - 3                                              --
               (d)  Class A - 4                                    8,401,430.34
          (9)  Reimbursement Amounts Owing to Insurer                         0
          (10) Spread Account Deposit (to increase
                to Required Amount)                                  193,927.27
          (11) Indenture or Owner Trustee Fees
                (not paid under C)                                            0
          (12) Re-Liening Expenses                                            0
               (To the extent not paid by Servicer)
          (13) Transition Costs and Additional
                Servicing Fee to Successor Servicer                           0
          (14) After Servicer Default, remaining Available
                Funds deposited in Note Distribution Account                  0

          Total Distributions                                      9,254,855.85

      D.  Excess Available Funds  (or shortfall )                            --

      E.  Remaining Available Funds to holder of Residual
           Interest Certificate                                               0

                          ANRC AUTO OWNER TRUST 2000-A
                          ----------------------------
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:  11-Jun-03              COLLECTION PERIOD                  34
DISTRIBUTION DATE:  16-Jun-03              BEGINNING                    1-May-03
                                           ENDING                      31-May-03
--------------------------------------------------------------------------------

IV.   SPREAD ACCOUNT DEPOSIT TO PAYMENT ACCOUNT

      A.  Available Funds Transferred from
           Collection Account to Payment Account               $   9,254,855.85
      B.  Distributions required under 4.03
           (a)(i) through (vii)                                $   9,060,928.58
      C.  Spread Account Deposit to Payment Account
           (Min: $0 and Lines A -B)                            $             --
      D.  Spread Account withdrawal required to reimburse
           Insurer for Preference Amounts                                     0

V.    SPREAD ACCOUNT BALANCE

      A.  Spread Account Balance After
           Deposit/Disbursements

          (1)  Beginning Spread Account Balance                $   3,493,592.32
          (2)  Investment Income Deposited
                to Spread Account                              $       2,891.11
          (3)  Withdrawal to make required payments
                under 4.03                                     $             --
          (4)  Withdrawal to reimburse Preference
                Amounts (to Insurer)                                          0
          (5)  Deposit to Spread Account after Disbursements   $     193,927.27
          (6)  Spread Account Balance after
                Deposit/Disbursments                           $   3,690,410.70

      B.  Spread Account Required Amount                       $   3,493,592.32
          (1) 2.5% of Pool Balance                             $   2,205,591.19
          But in no event less than the lesser of (a) or (b)
               (a)  .5% of Original Pool Balance               $   3,493,592.32
               (b)  Outstanding Principal Amount
                     of All Notes                              $  81,236,183.83

      C.  Excess Amount to Insurer for amounts owed under
           Insurance Agreement (lines A - B)                                  0

      D.  Excess Amount to Holder of Residual Interest
           Certificate (lines A - B - C)                             196,818.38

VI.   INSURED PAYMENTS

      A.  Available Funds Transferred from Collection
           Account to Payment Account                          $   9,254,855.85
      B.  Available Funds Transferred from Spread
           Account to Payment Account                          $              0
      C.  Note Interest Distributable Amount                         534,090.78
      D.  Guaranteed Note Principal Amount                     $              0
      E.  Deficiency Amount                                    $              0
          (Min:(Lines A+B-C-D) and $0.00)                      $              0
      F.  Preference Amount                                    $              0
      G.  Insured Payment (lines E+F)                          $              0

                               Note                Note
                             Principal           Interest
                             Carryover           Carryover
                             Shortfall           Shortfall            Total

CLASS A-1                  $       0.00        $       0.00        $       0.00
CLASS A-2                  $       0.00        $       0.00        $       0.00
CLASS A-3                  $       0.00        $       0.00        $       0.00
CLASS A-4                  $       0.00        $       0.00        $       0.00
-------------------------------------------------------------------------------
   TOTAL                   $       0.00        $       0.00        $       0.00


                             Current              Prior
                           Distribution        Distribution         Change in
                            Date Note           Date Note             Note
                            Principal           Principal           Principal
                            Carryover           Carryover           Carryover
                            Shortfall           Shortfall           Shortfall

CLASS A-1                  $       0.00        $       0.00        $       0.00
CLASS A-2                  $       0.00        $       0.00        $       0.00
CLASS A-3                  $       0.00        $       0.00        $       0.00
CLASS A-4                  $       0.00        $       0.00        $       0.00
-------------------------------------------------------------------------------
   TOTAL                   $       0.00        $       0.00        $       0.00

                          ANRC AUTO OWNER TRUST 2000-A
                          ----------------------------
                      CLASS A-1 6.72462% ASSET BACKED NOTES
                       CLASS A-2 7.00% ASSET BACKED NOTES
                       CLASS A-3 7.06% ASSET BACKED NOTES
                       CLASS A-4 7.15% ASSET BACKED NOTES
                       MONTHLY DISTRIBUTION DATE STATEMENT

--------------------------------------------------------------------------------
SERVICER RPT DATE:  11-Jun-03              COLLECTION PERIOD                  34
DISTRIBUTION DATE:  16-Jun-03              BEGINNING                    1-May-03
                                           ENDING                      31-May-03
--------------------------------------------------------------------------------
                             Current              Prior
                           Distribution        Distribution         Change in
                            Date Note           Date Note             Note
                             Interest            Interest            Interest
                            Carryover           Carryover           Carryover
                            Shortfall           Shortfall           Shortfall

CLASS A-1                  $       0.00        $       0.00        $       0.00
CLASS A-2                  $       0.00        $       0.00        $       0.00
CLASS A-3                  $       0.00        $       0.00        $       0.00
CLASS A-4                  $       0.00        $       0.00        $       0.00
-------------------------------------------------------------------------------
   TOTAL                   $       0.00        $       0.00        $       0.00

VII.  CUMULATIVE NET INSURANCE PROCEEDS                        $   8,097,679.92

VIII. DELINQUENCY RATIO

      A.  Delinquency Statistics

   Days                                   Outstanding               Past Due
Delinquent               Units             Principal                 Amount
-------------------------------------------------------------------------------
  31-60                    567           $ 3,246,403.24           $  396,339.09
  61-90                     65           $   388,724.48           $   65,078.71
  91-120                    25           $   128,535.52           $   31,958.55
   121+                      0           $           --           $          --
-------------------------------------------------------------------------------
   TOTAL                   657             3,763,663.24              493,376.35

      B.  Delinquency Percentage

          (1)  Principal balance of delinquent
                contracts between 30 and 120 days              $   3,763,663.24
          (2)  Pool Principal Balance Beginning
                of Collection Period                           $  96,625,077.92
          (3)  Delinquency Percentage (Line 1/Line 2)                      3.90%

IX.   CUMULATIVE NET LOSS RATIO

          (1)  Principal Balance of Defaulted Contracts
                in current Collection Period                   $     309,865.85
          (2)  Cumulative Defaulted Contracts Including
                Defaulted Contracts in current
                Collection Period                              $  43,045,880.05
          (3)  Net Liquidation Proceeds collected during
                current Collection Period                      $     253,911.58
          (4)  Cumulative Net Liquidation Proceeds
                Including Net Liquidation Proceeds in
                current Collection Period                      $  21,713,306.82
          (5)  Original Pool Balance                           $ 698,718,463.75
          (6)  Cumulative Net Loss Rate (2) minus
                (4) divided by (5)                                        3.053%

X.    REPOSSESSED INVENTORY
                                                      Units        Principal
      A.  Principal Balance of repossessed            -----    ----------------
           Financed Vehicles (beg.)                     0                    --
      B.  Repossessed Financed Vehicles (Principal)            $     423,683.85
      C.  Net Liquidation Proceeds on repossessed
           Financed Vehicles (Prinicipal)                      $     253,911.58
      D.  Realized losses on sale of repossessed
           Financed Vehicles (Principal)                       $     169,772.27
                                                      -------------------------
      E.  Principal Balance of repossessed Financed
           Vehicles (A+B-C-D) (end.)                    0      $             --

                       AUTONATION FINANCIAL SERVICES CORP.
                              OFFICER'S CERTIFICATE
                       MONTHLY DISTRIBUTION DATE STATEMENT
                          ANRC AUTO OWNER TRUST 2000-A

--------------------------------------------------------------------------------

     The undersigned Authorized Officer of AutoNation Financial Services Corp. ("ANFS"), pursuant to Section 3.08 of the Sale and Servicing Agreement, dated as of August 10, 2000 (such agreement, including the Exhibits thereto and as it may be amended, supplemented, restated or otherwise modified from time to time in accordance with its terms, the "Agreement") by and among ANRC Auto Owner Trust 2000-A, as Issuer, AutoNation Receivables Corporation, as Seller, AutoNation Financial Services Corp., as Servicer and Custodian, and The Chase Manhattan Bank, as Indenture Trustee does hereby certify to the best of his/her knowledge after reasonable investigation that the computations reflected in the attached statement were made in conformity with the requirements of the Agreement.

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 11th day of June, 2003.


                                                         /s/  Marc L. Bourhis
                                                      --------------------------
                                                       Name: Marc L. Bourhis
                                                       Title: Treasurer